UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Huntsman Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HUNTSMAN CORPORATION 2021 Annual Meeting Vote by April 27, 2021 11:59 PM ETPROXY SERVICES C/O COMPUTERSHARE INVESTOR SERVICES P.O. BOX 505000 LOUISVILLE, KY 40233-5000D37357-P50455Important Notice Regarding The Availability of Proxy Material for the Stockholder Meeting to be Held on April 28, 2021.Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* April 28, 2021 9:00 AM, CDTwww.virtualshareholdermeeting.com/HUN2021*To join the live webcast, you will need your 16-digit control number included on this notice. For further information on how to attend and participate in the virtual annual meeting, please see the Notice of Annual Meeting and Proxy Statement. V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of the following 11 nominees as directors	
	Nominees:	
1a.	Peter R. Huntsman	For
1b.	Nolan D. Archibald	For
1c.	Mary C. Beckerle	For
1d.	M. Anthony Burns	For
1e.	Sonia Dulá	For
1f.	Cynthia L. Egan	For
1g.	Daniele Ferrari	For
1h.	Sir Robert J. Margetts	For
1i.	Jeanne McGovern	For
1j.	Wayne A. Reaud	For
1k.	Jan E. Tighe	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the appointment of Deloitte & Touche LLP as Huntsman Corporation's independent registered public accounting firm for the year ending December 31, 2021.	For
4.	Stockholder proposal regarding stockholder right to act by written consent.	Against

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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